MML SERIES

INVESTMENT FUND

Prospectus

[PHOTO]

MML Equity Index
Fund

MAY 1, 2000

L7352e

MML SERIES INVESTMENT FUND

This Prospectus describes MML Equity Index Fund (the “Fund”), one of the portfolios of the MML Series Investment Fund.

          The Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index. 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s,” “Standard & Poor’s 500®” and “S&P 500® ” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2000

–  1  –

Summary Information

This prospectus contains a description of the Fund’s: investment objective, principal investment strategies, principal risks of investing in the Fund, investment performance and fees and expenses.

Important note about Fund Performance information.

Following the Fund’s description is a bar chart showing how the Fund’s investment returns have varied since the Fund began. The table following the bar chart shows how the Fund’s average annual returns for one year and since inception of the Fund compared to the return Standard & Poor’s 500 Composite Index. Past performance is not necessarily an indication of future performance. It is possible to lose money on investments in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. The fee tables shown under “Expense Information” are meant to assist you in understanding these fees and expenses. The fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from the Fund’s assets, which means you pay them indirectly.

MML Equity Index Fund

Investment Objective

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index®. The S&P 500 Index® is a widely recognized, capitalization-weighted unmanaged index of common stocks of the 500 largest capitalized U.S. companies.

The Fund generally purchases securities in proportions that match their index weights. This is the basis of achieving capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of its shares contributes to the S&P 500 Index®. However, the Fund’s investment sub-adviser, Deutsche Asset Management, uses a process known as “optimization”, which is a statistical sampling technique. (See Discussion of “Optimization” on page 15). Therefore, the Fund may not hold every stock in the Index. This approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. These investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Growth Company Risk, Leveraging Risk, Derivative Risk, Non-Diversification Risk and Foreign Investment Risk.

These Risks are described beginning on page 6.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

Class I Shares

                                    [GRAPH]

                                1990     N/A
                                1991     N/A
                                1992     N/A
                                1993     N/A
                                1994     N/A
                                1995     N/A
                                1996     N/A
                                1997     N/A
                                1998    28.22%
                                1999    20.32%

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended December 31, 1998 and the lowest was -10.13% for the quarter ended September 30, 1998.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Since Inception (5/97)
MML Equity Index Fund Class I	20.32%	26.93%
Class II†	20.55%	27.15%
Class III†	20.69%	27.31%
S&P 500® Index_	21.04%	27.40%

†Class II and III shares commenced operations May 1, 2000. Performance for Class II and Class III shares of the Fund is based on Class I shares adjusted to reflect Class II and Class III expenses.

_ The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	MML Equity Index Fund
	Class I	Class II	Class III
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%	.10%
Other Expenses	.40%	.29%	.15%
Total Annual Fund Operating Expenses (1)	.50%	.39%	.25%
Less Expense Reimbursement/Fee Waivers	(.05%)*	(.10%)*	(.10%)*
Net Fund Expenses (1)	.45%	.29%	.15%

*
MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2001. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Funds on account of Class II or Class III shares.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999 for the Fund’s Class I shares.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$46	$156	$271	$616
Class II	$30	$115	$207	$479
Class III	$15	$ 70	$130	$306

Summary Of Principal Risks

The value of your investment in Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional Principal Risks because the types of investments made by the Fund can change over time. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You could make money in the Fund, but you also have the potential to lose money.

          Market Risk.  In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects this Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•
Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities held by the MML Equity Index Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500® Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•
Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for Funds that invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. Funds that invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•
Tracking Error Risk.  There are several reasons that the MML Equity Index Fund’s performance may not track the relevant Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•
Derivatives Risk.  The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Fund will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•
Foreign Investment Risk.  Because the Fund invests in foreign securities, it may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

Because the Standard & Poor’s 500® Index includes the stocks of some foreign issuers, the Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

The Fund may also invest in foreign securities known as American Depositary Receipts (“ADRs”). ADRs represent securities or a pool of securities of an underlying foreign issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•
Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

•
Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Fund is considered a non-diversified Fund. The Fund satisfies its investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $70.6 billion and assets under management in excess of $206.6 billion. MassMutual uses its subsidiary, David L. Babson and Company Incorporated, to help manage certain Funds.

MassMutual contracts with a Sub-Adviser described below to help manage the Fund. In 1999, the Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets equal to .40%.

Deutsche Asset Management manages the investments of the MML Equity Index Fund. Deutsche Asset Management is the marketing name of Bankers Trust Company, which, as of December 31, 1999, had assets under management in excess of $650 billion. Bankers Trust Company was acquired by Deutsche Bank AG in June 1999. In March, 1999, Bankers Trust Company pleaded guilty to felonies regarding its custodial operations that were not related to its investment advisory businesses. Without a permanent exemption from the Securities and Exchange Commission, Deutsche Asset Management would be unable to serve as investment sub-adviser to these Funds. A temporary exemption has been issued by the Securities and Exchange Commission to continue providing investment advisory services, but there is no assurance that a permanent exemptive order will be issued.

MassMutual is seeking exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to quickly remove a Sub-Adviser when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. MassMutual will not rely on this authority for any Fund until the SEC has granted the exemption and the Fund’s shareholders have approved this arrangement.

About the Fund Shares—Multiple Class Information

The MML Equity Index Fund has three classes of shares: Class I, Class II and Class III. Class I is a redesignation of the shares of the Fund existing prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts issued by MassMutual or its life insurance affiliates. Class II and Class III are new. Class II shares are available only in connection with certain variable life insurance policies issued by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain privately offered variable life insurance policies. Separate investment accounts which own shares of the Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative and shareholder and distribution services and not the result of any difference in amounts charged by the Adviser for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Equity Index Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of the MML Equity Index Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of MML Series Investment Fund are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at 4:00 p.m. Eastern Time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

The Fund redeems its shares at its next NAV computed after the Fund’s transfer agent receives your redemption request. You will usually receive payment for your shares within seven days after the transfer agent receives your written redemption request. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Fund determines that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Fund generally determines its NAV at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open.

The Fund generally values portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Taxation and Distributions

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the Fund at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, the Fund will not be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1 /2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Fund in which these accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time-to-time, the Fund may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Fund are net of the Fund’s operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

The Fund may also quote yield. The yield for the Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.

Selected per share data for each series share outstanding throughout each year ended December 31:

MML EQUITY INDEX FUND

	For the Year Ended December 31, 1999	For the Year Ended December 31, 1998	For the Period May 1, 1997 (Commencement of Operations) through December 31, 1997*

Net asset value: Beginning of year/period	$15.260	$12.080	$10.000

Income from investment operations:

Net investment income	0.093	0.128	0.092

Net realized and unrealized gain on investments	3.006	3.284	2.101

Total from investment operations	3.099	3.412	2.193

Less distributions:

Dividends from net investment income	(0.094)	(0.128)	(0.092)

Distribution from net realized gains	(0.135)	(0.104)	(0.021)

Total distributions	(0.229)	(0.232)	(0.113)

Net asset value: End of year/period	$18.130	$15.260	$12.080

Total return***	20.32%	28.22%	21.39%	**

Net assets (in millions):	$ 95.05	$ 36.07	$ 24.20

Ratio of expenses to average net assets:

Before expense waiver	0.50%	0.60%	0.43%	**

After expense waiver	-	0.50%	-

Ratio of net investment income to average net assets:

Before expense waiver	0.92%	0.91%	0.80%	**

After expense waiver	-	1.01%	-

Portfolio turnover rate	2.68%	5.19%	2.00%	**

*	The Fund commenced operations on May 1, 1997.
**	Percentages represent results for the period and are not annualized.
***	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

APPENDIX
ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Although the Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Fund’s use of derivatives, other than forward contracts, is minimal.

Funds may use derivatives to attempt to:

•
protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices (collectively, “Derivatives Transactions”).

The Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. The Fund may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions they may have as a result of its purchases of stock index futures.

Although the Fund will not be commodity pools, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by the Fund will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•
the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

The Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Portfolio Management

The Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Sub-Adviser, on behalf of the Fund, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Adviser’s ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Adviser’s evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Adviser believe the result of trading, net of transaction costs, will benefit the Fund.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike the Funds that are actively managed, the Fund is an “index” fund which tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds are technically non-diversified for purposes of the Investment Company Act of 1940—see Non-Diversification Risk). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize low capital gains.

Optimization.    To attempt to match the risk and return characteristics of the S&P 500 Index® as closely as possible for the Fund, Deutsche Asset Management, the Fund’s investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index® using a process known as “optimization”. The Fund may not hold every one of the stocks in its target Index. The Fund utilizes “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy. Optimization entails that the Fund first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by the Fund’s Board of Trustees, or by the Fund Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

Cash Positions

The Fund may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, the Fund may invest any portion of its assets in investment grade debt securities. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Money Market Instruments

The Fund may invest in money market instruments when it has cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed U.S. Government Securities and CMOs

The Fund may invest in mortgage-backed U.S. securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund’s shares. These government agencies may also issue derivative mortgage-backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, the Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exception:

•	There is no limitation for U.S. Government securities.

Industry Diversification

MML Equity Index Fund is classified as non-diversified, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
MML SERIES INVESTMENT FUND
MML Equity Index Fund
1295 State Street
Springfield, Massachusetts 01111-0001

Learning More About the Fund

You can learn more about the MML Equity Index Fund by reading the Fund’s Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

From the SEC: You may review information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s Internet site at http://www.sec.gov. When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.
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